Exhibit 99.1

TCI 2 HOLDINGS, LLC et al. CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM OCTOBER 1, 2009 THROUGH OCTOBER 31, 2009 FORM MOR-1 (Unaudited) (in thousands)	Case No. 09-13654 (JHW)

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE’s & Elims	Total	TER Dev.	RJE’s & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$(6,486)	$2,019	$(136)	$(1,179)	$—	$704	$(30)	$—	$(30)	$—	$(5,812)	$1,366	$—	$(4,446)

Record equity in subsidiaries	674	—	—	—	(674)	(674)	—	—	—	—	—	(5,812)	5,812	—

Net loss as adjusted	(5,812)	2,019	(136)	(1,179)	(674)	30	(30)	—	(30)	—	(5,812)	(4,446)	5,812	(4,446)

Adjustments to reconcile net loss to net cash provided by operating activities
Equity in earning of subsidiaries	(674)	—	—	—	674	674	—	—	—	—	—	5,812	(5,812)	—
Non-cash interest accretion on property tax settlement	—	(9)	(52)	(5)	—	(66)	—	—	—	—	(66)	—	—	(66)
Minority Interest	—	—	—	—	—	—	—	—	—	—	—	(1,366)	—	(1,366)
Depreciation	15	3,250	331	214	—	3,795	—	—	—	—	3,810	—	—	3,810
Amortization	—	86	1	3	—	90	—	—	—	—	90	—	—	90
Provisions for losses on receivables	—	580	160	146	—	886	—	—	—	—	886	—	—	886
Stock based compensation expense	69	11	3	—	—	14	—	—	—	—	83	—	—	83
Valuation Allowance CRDA	—	154	49	51	—	254	—	—	—	—	254	—	—	254

Change in operating assets & liabilities:		—	—	—	—		—	—	—	—	—	—	—
Accounts receivable	15	573	62	464	—	1,099	—	—	—	—	1,114	—	—	1,114
Inventories	—	123	(149)	74	—	48	—	—	—	—	48	—	—	48
Other current assets	313	970	338	204	—	1,512	—	—	—	—	1,825	—	—	1,825
Other assets	(466)	1,130	528	475	—	2,133	—	—	—	—	1,667	—	—	1,667
Due to Affiliates	12,915	(13,388)	175	298	—	(12,915)	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	868	2,134	287	(71)	—	2,350	30	—	30	—	3,248	—	—	3,248
Accrued interest	3,748	2,716	(1,045)	47	—	1,718	—	—	—	—	5,466	—	—	5,466
Other long-term liabilities	—	—	(60)	(1)	—	(61)	—	—	—	—	(61)	—	—	(61)

Net cash provided (used) by operating activities	10,991	349	492	720	—	1,561	—	—	—	—	12,552	—	—	12,552

Cash flow from Investing Activities
Purchases of PPE	(5)	(240)	(77)	(355)	—	(672)	—	—	—	—	(677)	—	—	(677)
Purchases of CRDA investments	—	(1,550)	(673)	(574)	—	(2,797)	—	—	—	—	(2,797)	—	—	(2,797)

Net cash provided (used) by investing activities	(5)	(1,790)	(750)	(929)	—	(3,469)	—	—	—	—	(3,474)	—	—	(3,474)

Cash flows from Financing Activities
Borrowing (Repayment)—I/C Debt	(176)	—	—	176	—	176	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(23)	(19)	—	—	(42)	—	—	—	—	(42)	—	—	(42)

Net cash provided (used) by financing activities	(176)	(23)	(19)	176	—	134	—	—	—	—	(42)	—	—	(42)

Net increase (decrease) in cash and cash equivalents	10,810	(1,464)	(277)	(33)	—	(1,774)	—	—	—	—	9,036	—	—	9,036
Cash and cash equivalents at beginning of period	24,167	26,232	13,465	11,109	—	50,806	—	—	—	—	74,973	—	—	74,973

Cash and cash equivalents at end of period	$34,977	$24,768	$13,188	$11,076	$—	$49,032	$—	$—	$—	$—	$84,009	$—	$—	$84,009

Cash Disbursements (in whole dollars)	$4,211,650	$37,204,000	$14,369,541	$10,112,629		$65,897,820					$65,897,820	$0		$65,897,820

TCI 2 HOLDINGS, LLC et al. CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM FEBRUARY 17, 2009 THROUGH OCTOBER 31, 2009 FORM MOR-1 (Unaudited) (in thousands)	Case No. 09-13654 (JHW)

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE’s & Elims	Total	TER Dev.	RJE’s & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$(69,036)	$(24,114)	$(369,046)	$(188,986)	$—	$(582,146)	$(328)	$—	$(328)	$—	$(651,510)	$159,189	$—	$(492,321)
Record equity in subsidiaries	(582,474)	—	—	—	582,474	582,474	—	—	—	—	—	(651,510)	651,510	—

Net loss as adjusted	(651,510)	(24,114)	(369,046)	(188,986)	582,474	328	(328)	—	(328)	—	(651,510)	(492,321)	651,510	(492,321)

Adjustments to reconcile net loss to net cash provided by operating activities
Equity in earning of subsidiaries	582,474	—	—	—	(582,474)	(582,474)	—	—	—	—	—	651,510	(651,510)	—
Non-cash interest accretion on property tax settlement	—	(71)	(446)	(50)	—	(567)	—	—	—	—	(567)	—	—	(567)
Deferred income taxes	—	(335)	(1,910)	—	—	(2,245)	—	—	—	—	(2,245)	(6,079)	—	(8,324)
Minority Interest	—	—	—	—	—	—	—	—	—	—	—	(153,105)	—	(153,105)
Intangible asset impairment charge	—	3,720	16,780	—	—	20,500	—	—	—	—	20,500	—	—	20,500
Asset impairment charge	—	—	331,059	205,174	—	536,233	—	—	—	—	536,233	—	—	536,233
Depreciation	118	27,922	6,893	1,099	—	35,914	—	—	—	—	36,032	—	—	36,032
Amortization	—	721	5	25	—	751	—	—	—	—	751	—	—	751
Amortization of deferred financing costs	62	26	13	—	—	39	—	—	—	—	101	—	—	101
Provisions for losses on receivables	—	8,219	1,565	1,473	—	11,257	—	—	—	—	11,257	—	—	11,257
Stock based compensation expense	637	94	34	—	—	128	—	—	—	—	765	—	—	765
Non-cash reorganization expense	7,581	4,567	2,284	—	—	6,851	—	—	—	—	14,432	—	—	14,432
Valuation Allowance CRDA	—	(362)	(81)	216	—	(227)	—	—	—	—	(227)	—	—	(227)

Change in operating assets & liabilities:
Accounts receivable	(53)	(6,837)	(1,228)	(421)	—	(8,486)	—	—	—	—	(8,539)	—	—	(8,539)
Inventories	—	193	152	344	—	689	—	—	—	—	689	—	—	689
Other current assets	(2,256)	682	1,767	771	—	3,220	—	—	—	—	964	—	—	964
Other assets	(274)	877	562	1,195	—	2,634	—	—	—	—	2,360	—	—	2,360
Due to Affiliates	24,468	(24,964)	717	(221)	—	(24,468)	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	7,384	7,489	1,343	(16,237)	—	(7,405)	(108)	—	(108)	—	(129)	—	—	(129)
Accrued interest	59,515	11,706	(1,079)	383	—	11,010	—	—	—	—	70,525	—	—	70,525
Other long-term liabilities	—	—	(2,872)	(9)	—	(2,881)	—	—	—	—	(2,881)	—	—	(2,881)

Net cash provided (used) by operating activities	28,146	9,533	(13,488)	4,756	—	801	(436)	—	(436)	—	28,511	5	—	28,516

Cash flow from Investing Activities
Purchases of PPE	(66)	(11,660)	(906)	(2,110)	—	(14,676)	—	—	—	—	(14,742)	—	—	(14,742)
Decrease in Restricted Cash	2,807	—	—	—	—	—	—	—	—	—	2,807	—	—	2,807
Investment in and advances to subs	—	—	—	—	—	—	—	—	—	—	—	(984)	984	—
Purchases of CRDA investments	—	(4,324)	(1,968)	(1,609)	—	(7,901)	—	—	—	—	(7,901)	—	—	(7,901)
Proceeds from CRDA investments	—	5,356	1,892	930	—	8,178	—	—	—	—	8,178	—	—	8,178

Net cash provided (used) by investing activities	2,741	(10,628)	(982)	(2,789)	—	(14,399)	—	—	—	—	(11,658)	(984)	984	(11,658)

Cash flows from Financing Activities
Repayment of term loan	(3,694)	—	—	—	—	—	—	—	—	—	(3,694)	—	—	(3,694)
Borrowing (Repayment)—I/C Debt	(1,268)	—	7,671	(6,403)	—	1,268	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(224)	(87)	—	—	(311)	—	—	—	—	(311)	—	—	(311)
Contributions from Parent	548	—	—	—	—	—	436	—	436	—	984	—	(984)	—

Net cash provided (used) by financing activities	(4,414)	(224)	7,584	(6,403)	—	957	436	—	436	—	(3,021)	—	(984)	(4,005)

Net increase (decrease) in cash and cash equivalents	26,473	(1,319)	(6,886)	(4,436)	—	(12,641)	—	—	—	—	13,832	(979)	—	12,853
Cash and cash equivalents at beginning of period	8,504	26,087	20,074	15,512	—	61,673	—	—	—	—	70,177	979	—	71,156

Cash and cash equivalents at end of period	$34,977	$24,768	$13,188	$11,076	$—	$49,032	$—	$—	$—	$—	$84,009	$(0)	$—	$84,009

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the Month Ended October 31, 2009

MOR-2 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	TER INC CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$14,188	$5,405	$2,353	$0	$0	$0	$0	$21,946	$0	$0	$21,946
SLOT REVENUE	21,306	11,375	9,723	0	0	0	0	42,404	0	0	42,404
POKER REVENUE	1,369	0	0	0	0	0	0	1,369	0	0	1,369
KENO WIN	12	0	0	0	0	0	0	12	0	0	12
SIMULCAST REVENUE	52	0	0	0	0	0	0	52	0	0	52

TOTAL GAMING REVENUE	36,927	16,780	12,076	0	0	0	0	65,783	0	0	65,783

ROOMS	4,753	1,943	1,285	0	0	0	0	7,981	0	0	7,981
FOOD & BEVERAGE	4,849	1,666	1,378	0	0	0	0	7,893	0	0	7,893
ENTERTAINMENT	348	104	9	0	0	0	0	461	0	0	461
OTHER	1,505	494	778	0	0	0	0	2,777	0	0	2,777

TOTAL OTHER	11,455	4,207	3,450	0	0	0	0	19,112	0	0	19,112

GROSS REVENUE	48,382	20,987	15,526	0	0	0	0	84,895	0	0	84,895

RFB COMPS	5,682	2,408	1,842	0	0	0	0	9,932	0	0	9,932
COIN	3,659	2,123	1,718	0	0	0	0	7,500	0	0	7,500
CASH COMPS	1,359	219	57	0	0	0	0	1,635	0	0	1,635

TOTAL PROMO ALLOWANCES	10,700	4,750	3,617	0	0	0	0	19,067	0	0	19,067

NET REVENUES	37,682	16,237	11,909	0	0	0	0	65,828	0	0	65,828

EXPENSES
PAYROLL & RELATED	12,486	7,217	6,086	0	0	437	0	26,226	0	0	26,226
COST OF GOODS SOLD	1,725	485	596	0	0	0	0	2,806	0	0	2,806
PROMO EXPENSE	1,999	1,052	856	0	0	0	0	3,907	0	0	3,907
ADVERTISING	393	153	115	0	0	0	0	661	0	0	661
MARKETING/ENTERTAINMENT	1,693	448	369	0	0	0	0	2,510	0	0	2,510
GAMING TAX & REG FEES	3,650	1,730	1,324	0	0	20	0	6,724	0	0	6,724
PROPERTY TAX, RENT & INSUR	2,529	1,700	1,193	0	0	445	0	5,867	0	0	5,867
UTILITIES	1,554	630	582	0	0	9	0	2,775	0	0	2,775
PROV FOR DOUBTFUL ACCTS	580	160	146	0	0	0	0	886	0	0	886
GEN, ADMIN & OTHER OPER	2,789	1,520	1,371	0	30	3,920	0	9,630	0	0	9,630

TOTAL OPERATING EXPENSES	29,398	15,095	12,638	0	30	4,831	0	61,992	0	0	61,992

GROSS OPERATING PROFIT	8,284	1,142	(729)	0	(30)	(4,831)	0	3,836	0	0	3,836

CRDA EXPENSE (INCOME)	154	49	51	0	0	0	0	254	0	0	254

EBITDA	8,130	1,093	(780)	0	(30)	(4,831)	0	3,582	0	0	3,582

DEPRECIATION & AMORTIZATION	(3,336)	(332)	(217)	0	0	(15)	0	(3,900)	0	0	(3,900)
INTEREST INCOME	2	74	20	1,853	0	3,638	(5,486)	101	0	0	101
INTEREST EXPENSE	(2,777)	(971)	(202)	(1,853)	0	(5,278)	5,486	(5,595)	0	0	(5,595)
NON-CASH REORGANIZATION EXPENSE	0	0	0	0	0	0	0	0	0	0	0
OTHER NON-OP INC (EXP)/IMPAIRMENT	0	0	0	0	0	0	0	0	0	0	0
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	1,366	0	1,366

NET INCOME (LOSS)	$2,019	$(136)	$(1,179)	$0	$(30)	$(6,486)	$0	$(5,812)	$1,366	$0	$(4,446)

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the Period February 17 through October 31, 2009

MOR-2 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	TER INC CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$109,975	$41,196	$27,180	$—	$—	$—	$—	$178,351	$—	$—	$178,351
SLOT REVENUE	194,576	104,045	90,160	—	—	—	—	388,781	—	—	388,781
POKER REVENUE	12,670	—	—	—	—	—	—	12,670	—	—	12,670
KENO WIN	149	—	—	—	—	—	—	149	—	—	149
SIMULCAST REVENUE	524	—	—	—	—	—	—	524	—	—	524

TOTAL GAMING REVENUE	317,894	145,241	117,340	—	—	—	—	580,475	—	—	580,475

ROOMS	39,737	17,696	12,792	—	—	—	—	70,225	—	—	70,225
FOOD & BEVERAGE	41,006	18,201	14,601	—	—	—	—	73,808	—	—	73,808
ENTERTAINMENT	3,602	1,070	171	—	—	—	—	4,843	—	—	4,843
OTHER	15,154	5,444	6,583	—	—	—	—	27,181	—	—	27,181

TOTAL OTHER	99,499	42,411	34,147	—	—	—	—	176,057	—	—	176,057

GROSS REVENUE	417,393	187,652	151,487	—	—	—	—	756,532	—	—	756,532

RFB COMPS	50,229	22,781	17,392	—	—	—	—	90,402	—	—	90,402
COIN	34,093	19,797	17,879	—	—	—	—	71,769	—	—	71,769
CASH COMPS	13,776	1,097	605	—	—	—	—	15,478	—	—	15,478

TOTAL PROMO ALLOWANCES	98,098	43,675	35,876	—	—	—	—	177,649	—	—	177,649

NET REVENUES	319,295	143,977	115,611	—	—	—	—	578,883	—	—	578,883

EXPENSES
PAYROLL & RELATED	109,995	66,582	54,030	—	—	3,871	—	234,478	—	—	234,478
COST OF GOODS SOLD	15,345	5,589	5,682	—	—	—	—	26,616	—	—	26,616
PROMO EXPENSE	15,818	11,419	6,442	—	—	—	—	33,679	—	—	33,679
ADVERTISING	3,193	1,897	1,485	—	—	1	—	6,576	—	—	6,576
MARKETING/ENTERTAINMENT	13,756	4,152	3,359	—	—	—	—	21,267	—	—	21,267
GAMING TAX & REG FEES	30,674	15,676	13,005	—	—	91	—	59,446	—	—	59,446
PROPERTY TAX, RENT & INSUR	26,324	13,035	10,060	—	—	3,070	—	52,489	—	—	52,489
UTILITIES	12,880	5,822	5,078	—	—	83	—	23,863	—	—	23,863
PROV FOR DOUBTFUL ACCTS	8,220	1,564	1,475	—	—	—	—	11,259	—	—	11,259
GEN, ADMIN & OTHER OPER	24,124	12,984	11,028	—	328	20,969	—	69,433	—	—	69,433

TOTAL OPERATING EXPENSES	260,329	138,720	111,644	—	328	28,085	—	539,106	—	—	539,106

GROSS OPERATING PROFIT	58,966	5,257	3,967	—	(328)	(28,085)	—	39,777	—	—	39,777

CRDA EXPENSE (INCOME)	(364)	(80)	217	—	—	—	—	(227)	—	—	(227)

EBITDA	59,330	5,337	3,750	—	(328)	(28,085)	—	40,004	—	—	40,004

DEPRECIATION & AMORTIZATION	(28,643)	(6,897)	(1,124)	—	—	(116)	—	(36,780)	—	—	(36,780)
INTEREST INCOME	64	640	166	70,694	—	66,101	(136,653)	1,012	5	—	1,017
INTEREST EXPENSE	(46,913)	(19,913)	(1,800)	(70,694)	—	(99,394)	136,653	(102,061)	—	—	(102,061)
NON-CASH REORGANIZATION EXPENSE	(4,567)	(2,284)	0	—	—	(7,581)	—	(14,432)	—	—	(14,432)
OTHER NON-OP INC (EXP)/IMPAIRMENT	(3,720)	(347,839)	(189,978)	—	—	39	—	(541,498)	—	—	(541,498)
INCOME TAX BENEFIT	335	1,910	0	—	—	—	—	2,245	6,079	—	8,324
NON-CONTROLLING INTEREST IN SUBS	—	—	—	—	—	—	—	—	153,105	—	153,105

NET INCOME (LOSS)	$(24,114)	$(369,046)	$(188,986)	$0	$(328)	$(69,036)	$0	$(651,510)	$159,189	$0	$(492,321)

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

October 31, 2009 and February 16, 2009

MOR-3 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMI- NATION	October 31, 2009 TER INC CONSOLIDATED	February 16, 2009 TER INC CONSOLIDATED
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$24,768	$13,188	$11,076	$0	$0	$34,977	$0	$84,009	$0	$0	$84,009	$71,156
ACCOUNTS RECEIVABLE, NET	25,502	7,204	5,934	0	0	0	0	38,640	0	0	38,640	41,896
ACCTS RECEIVABLE, OTHER	2,451	1,349	1,446	147,605	0	26,446	(173,961)	5,336	0	0	5,336	4,798
RE TAX RECEIVABLE	490	3,103	355	0	0	0	0	3,948	0	0	3,948	638
INVENTORIES	2,738	1,217	821	0	0	0	0	4,776	0	0	4,776	5,465
PREPAID AND OTHER	9,499	4,336	3,478	0	0	3,563	0	20,876	0	0	20,876	21,200
DEF INCOME TAXES- CURRENT	904	944	1,019	0	0	0	0	2,867	10,942	0	13,809	13,809

TOTAL CURRENT ASSETS	66,352	31,341	24,129	147,605	0	64,986	(173,961)	160,452	10,942	0	171,394	158,962

INVESTMENT IN SUBSIDIARIES	0	0	0	0	0	(710)	710	0	(631,256)	631,256	0	0
NOTES RECEIVABLE	0	0	0	1,248,969	0	1,183,099	(2,432,068)	0	0	0	0	0

PROPERTY & EQUIPMENT
LAND	196,618	9,542	6,239	0	0	1,043	0	213,442	0	0	213,442	398,296
BUILDINGS AND IMPROVEMENTS	899,970	15,532	13,346	0	0	1,645	0	930,493	0	0	930,493	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	134,258	6,798	3,843	0	0	934	0	145,833	0	0	145,833	220,351
LEASEHOLD IMPROVEMENTS	0	0	1,248	0	0	958	0	2,206	0	0	2,206	6,093
CONSTRUCTION-IN-PROCESS	1,236	420	47	0	100	295	0	2,098	0	0	2,098	4,006

PROPERTY AND EQUIPMENT	1,232,082	32,292	24,723	0	100	4,875	0	1,294,072	0	0	1,294,072	1,893,506
ACCUMULATED DEPRECIATION	(150,860)	(1,077)	(631)	0	0	(1,555)	0	(154,123)	0	0	(154,123)	(189,889)

PROPERTY AND EQUIPMENT, NET	1,081,222	31,215	24,092	0	100	3,320	0	1,139,949	0	0	1,139,949	1,703,617

RESTRICTED CASH	0	0	0	0	0	0	0	0	0	0	0	2,807
DEFERRED FINANCE COSTS, NET	0	0	0	0	0	0	0	0	0	0	0	14,533

LEASEHOLD INT	0	18	0	0	0	0	0	18	0	0	18	23
CUSTOMER RELATION	2,550	0	0	0	0	0	0	2,550	0	0	2,550	3,253
TRADENAMES	32,712	0	0	0	0	0	0	32,712	0	0	32,712	53,212

INTANGIBLES ASSETS, NET	35,262	18	0	0	0	0	0	35,280	0	0	35,280	56,488
RE TAX RECEIVABLE-L/T	1,556	9,803	1,121	0	0	0	0	12,480	0	0	12,480	15,863
CRDA INVESTMENTS	28,582	16,380	11,932	0	0	0	0	56,894	0	0	56,894	57,464
OTHER ASSETS, NET	4,858	1,919	2,577	0	0	14,692	0	24,046	0	0	24,046	25,630

TOTAL ASSETS	$1,217,832	$90,676	$63,851	$1,396,574	$100	$1,265,387	$(2,605,319)	$1,429,101	$(620,314)	$631,256	$1,440,043	$2,035,364

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

October 31, 2009 and February 16, 2009

MOR-3 Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMI- NATION	TERH CONSOLIDATED	TER INC	TER INC ELIMI- NATION	October 31, 2009 TER INC CONSOLIDATED	February 16, 2009 TER INC CONSOLIDATED

CURRENT LIABILITIES
ACCOUNTS PAYABLE	$8,829	$4,818	$4,380	$0	$53	$13,657	$0	$31,737	$0	$0	$31,737	$32,640
ACCRUED PAYROLL	12,912	6,015	5,313	0	0	1,042	0	25,282	0	0	25,282	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	0	0	483	0	8,348	0	0	8,348	8,248
ACCRUED INTEREST PAYABLE	28,942	5,338	2,657	147,605	0	151,468	(173,961)	162,049	0	0	162,049	91,524
DUE TO AFFILIATES	4,334	1,781	1,023	0	0	(7,138)	0	0	0	0	0	0
SELF INSURANCE RESERVES	8,148	5,362	3,831	0	0	0	0	17,341	0	0	17,341	14,717
ACCRUED PARTNER DISTRIBUTIONS	0	0	0	0	0	770	0	770	0	0	770	0
OTHER ACCRUED LIABILITIES	9,822	4,537	2,990	0	0	1,379	0	18,728	0	0	18,728	12,744
OTHER CURRENT LIABILITIES	7,903	5,467	2,154	0	0	28	0	15,552	0	0	15,552	31,928
SENIOR NOTES	564,327	287,153	0	1,248,969	0	1,248,969	(2,100,449)	1,248,969	0	0	1,248,969	1,248,969
CURR MATURTIES—LONG-TERM DEBT	398	272	0	0	0	485,063	0	485,733	0	0	485,733	489,032

TOTAL CURRENT LIABILITIES	649,085	323,127	24,359	1,396,574	53	1,895,721	(2,274,410)	2,014,509	0	0	2,014,509	1,954,036

INTERCOMPANY DEBT	250,000	60,222	21,397	0	0	0	(331,619)	0	0	0	0	0
OTHER L/T DEBT	6,250	418	0	0	0	0	0	6,668	0	0	6,668	5,826

TOTAL LONG-TERM DEBT	256,250	60,640	21,397	0	0	0	(331,619)	6,668	0	0	6,668	5,826

DEFERRED INCOME TAXES	13,105	944	1,019	0	0	0	0	15,068	43,971	0	59,039	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	0	0	697	0	12,809	0	0	12,809	12,809
OTHER LONG-TERM LIABILITIES	0	11,061	17	0	0	225	0	11,303	0	0	11,303	14,184

TOTAL LIABILITIES	924,256	399,129	49,731	1,396,574	53	1,896,643	(2,606,029)	2,060,357	43,971	0	2,104,328	2,054,219

STOCKHOLDERS’ EQUITY
COMMON STOCK	0	0	0	0	0	0	0	0	32	0	32	32
NONCONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	(153,010)	0	(153,010)	683
CAPITAL IN EXCESS OF PAR	371,544	146,304	422,272	0	11,633	605,083	(951,753)	605,083	467,418	(605,083)	467,418	466,835
RETAINED EARNINGS (DEFICIT)	(77,968)	(454,757)	(408,152)	0	(11,586)	(1,236,339)	952,463	(1,236,339)	(978,725)	1,236,339	(978,725)	(486,405)

STOCKHOLDERS’ EQUITY	293,576	(308,453)	14,120	0	47	(631,256)	710	(631,256)	(664,285)	631,256	(664,285)	(18,855)

TOTAL LIABILITIES AND S/H EQUITY	$1,217,832	$90,676	$63,851	$1,396,574	$100	$1,265,387	$(2,605,319)	$1,429,101	$(620,314)	$631,256	$1,440,043	$2,035,364

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING—FORM MOR-4

AS OF OCTOBER 31, 2009

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days	Total

TER Holdings, LP	$3,193	$1,752	$583	$588	$7,541	$13,657

Trump Taj Mahal	6,763	214	95	275	1,482	8,829

Trump Plaza	4,092	33	(18)	54	657	4,818

Trump Marina	3,537	49	(24)	7	811	4,380

TER Development	25	28	0	0	0	53

Total	$17,610	$2,076	$636	$924	$10,491	$31,737

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING—FORM MOR-5

AS OF OCTOBER 31, 2009

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	Allowance for Doubtful Accounts	Total

TER Holdings, LP				$90		$90

Trump Taj Mahal	16,978	4,145	601	36,906	(30,187)	28,443

Trump Plaza	4,754	1,320	326	11,118	(5,862)	11,656

Trump Marina	3,627	852	197	7,067	(4,008)	7,735

Total	$25,359	$6,317	$1,124	$55,181	$(40,057)	$47,924